                           --------------------------------



                           AMENDED AND RESTATED DECLARATION

                                       OF TRUST


                               Apple South Financing I


                              Dated as of March 11, 1997




                           --------------------------------

                               CROSS REFERENCE TABLE *


                   Certain Sections of the Declaration Relating to
                    Sections 310 Through 318(a), Inclusive, of the
                             Trust Indenture Act of 1939


SECTION OF TRUST INDENTURE ACT         SECTION OF DECLARATION
------------------------------         ----------------------

310(a)                                 5.03
310(b)                                 5.03
310(c)                                 Not Applicable
311(a)                                 2.01
311(b)                                 2.01
311(c)                                 Not Applicable
312(a)                                 2.02
312(b)                                 2.01
312(c)                                 Not Applicable
313                                    2.03
314(a)                                 2.04
314(b)                                 Not Applicable
314(c)                                 2.05
314(d)                                 Not Applicable
314(e)                                 2.04
314(f)                                 Not Applicable
315(a)                                 3.09
315(b)                                 2.07
315(c)                                 3.09
315(d)                                 10.02
315(e)                                 2.01
316(a)                                 2.06
316(b)                                 2.01
316(c)                                 2.02
                                       3.06
317(a)                                 3.08
317(b)                                 3.08
318(a)                                 2.01

* This Cross Reference Table does not, for any purpose, constitute part of the Declaration and shall not effect the interpretation of any of its terms or provisions.

                                  TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
ARTICLE 1 INTERPRETATION AND DEFINITION . . . . . . . . . . . . . . . .  1
   SECTION 1.1.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . .  1
ARTICLE 2 TRUST INDENTURE ACT . . . . . . . . . . . . . . . . . . . . .  9
   SECTION 2.1.   TRUST INDENTURE ACT; APPLICATION. . . . . . . . . . .  9
   SECTION 2.2.   LIST OF HOLDERS OF SECURITIES . . . . . . . . . . . .  9
   SECTION 2.3.   REPORTS BY THE INSTITUTIONAL TRUSTEE. . . . . . . . . 10
   SECTION 2.4.   PERIODIC REPORTS TO INSTITUTIONAL TRUSTEE . . . . . . 10
   SECTION 2.5.   EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. . . 11
   SECTION 2.6.   EVENTS OF DEFAULT; WAIVER . . . . . . . . . . . . . . 11
   SECTION 2.7.   EVENT OF DEFAULT; NOTICE. . . . . . . . . . . . . . . 13
ARTICLE 3 ORGANIZATION. . . . . . . . . . . . . . . . . . . . . . . . . 13
   SECTION 3.1.   NAME. . . . . . . . . . . . . . . . . . . . . . . . . 13
   SECTION 3.2.   OFFICE. . . . . . . . . . . . . . . . . . . . . . . . 14
   SECTION 3.3.   PURPOSE . . . . . . . . . . . . . . . . . . . . . . . 14
   SECTION 3.4.   AUTHORITY . . . . . . . . . . . . . . . . . . . . . . 14
   SECTION 3.5.   TITLE TO PROPERTY OF THE TRUST. . . . . . . . . . . . 14
   SECTION 3.6.   POWERS AND DUTIES OF THE REGULAR TRUSTEES . . . . . . 15
   SECTION 3.7.   PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES. 18
   SECTION 3.8.   POWERS AND DUTIES OF THE INSTITUTIONAL TRUSTEE. . . . 19
   SECTION 3.9.   CERTAIN DUTIES AND RESPONSIBILITIES OF THE
                  INSTITUTIONAL TRUSTEE . . . . . . . . . . . . . . . . 22
   SECTION 3.10.  CERTAIN RIGHTS OF INSTITUTIONAL TRUSTEE . . . . . . . 24
   SECTION 3.11.  DELAWARE TRUSTEE. . . . . . . . . . . . . . . . . . . 26
   SECTION 3.12.  EXECUTION OF DOCUMENTS. . . . . . . . . . . . . . . . 27
   SECTION 3.13.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                  SECURITIES. . . . . . . . . . . . . . . . . . . . . . 27
   SECTION 3.14.  DURATION OF TRUST . . . . . . . . . . . . . . . . . . 27
   SECTION 3.15.  MERGERS . . . . . . . . . . . . . . . . . . . . . . . 27
ARTICLE 4 SPONSOR . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
   SECTION 4.1.   SPONSOR'S PURCHASE OF COMMON SECURITIES . . . . . . . 29
   SECTION 4.2.   RESPONSIBILITIES OF THE SPONSOR . . . . . . . . . . . 29
ARTICLE 5 TRUSTEES. . . . . . . . . . . . . . . . . . . . . . . . . . . 31
   SECTION 5.1.   NUMBER OF TRUSTEES. . . . . . . . . . . . . . . . . . 31
   SECTION 5.2.   DELAWARE TRUSTEE. . . . . . . . . . . . . . . . . . . 31
   SECTION 5.3.   INSTITUTIONAL TRUSTEE; ELIGIBILITY. . . . . . . . . . 31
   SECTION 5.4.   CERTAIN QUALIFICATIONS OF REGULAR TRUSTEES AND
                  DELAWARE TRUSTEE GENERALLY. . . . . . . . . . . . . . 32
   SECTION 5.5.   REGULAR TRUSTEES. . . . . . . . . . . . . . . . . . . 33
   SECTION 5.6.   DELAWARE TRUSTEE. . . . . . . . . . . . . . . . . . . 33
   SECTION 5.7.   APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES. . . 33
   SECTION 5.8.   VACANCIES AMONG TRUSTEES. . . . . . . . . . . . . . . 35
   SECTION 5.9.   EFFECT OF VACANCIES . . . . . . . . . . . . . . . . . 35
   SECTION 5.10.  MEETINGS. . . . . . . . . . . . . . . . . . . . . . . 35
   SECTION 5.11.  DELEGATION OF POWER . . . . . . . . . . . . . . . . . 36
   SECTION 5.12.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION
                  TO BUSINESS . . . . . . . . . . . . . . . . . . . . . 36
ARTICLE 6 DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . 37
   SECTION 6.1.   DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . 37
ARTICLE 7 ISSUANCE OF SECURITIES. . . . . . . . . . . . . . . . . . . . 37
   SECTION 7.1.   GENERAL PROVISIONS REGARDING SECURITIES . . . . . . . 37
   SECTION 7.2.   EXECUTION AND AUTHENTICATION. . . . . . . . . . . . . 38
   SECTION 7.3.   FORM AND DATING . . . . . . . . . . . . . . . . . . . 39
   SECTION 7.4.   PAYING AGENT AND CONVERSION AGENT . . . . . . . . . . 39

ARTICLE 8 DISSOLUTION OF TRUST. . . . . . . . . . . . . . . . . . . . . 40
   SECTION 8.1.   DISSOLUTION OF TRUST. . . . . . . . . . . . . . . . . 40
ARTICLE 9 TRANSFER OF INTERESTS . . . . . . . . . . . . . . . . . . . . 41
   SECTION 9.1.   TRANSFER OF SECURITIES. . . . . . . . . . . . . . . . 41
   SECTION 9.2.   TRANSFER OF CERTIFICATES. . . . . . . . . . . . . . . 44
   SECTION 9.3.   DEEMED SECURITY HOLDERS . . . . . . . . . . . . . . . 45
   SECTION 9.4.   BOOK ENTRY INTERESTS. . . . . . . . . . . . . . . . . 45
   SECTION 9.5.   NOTICES TO CLEARING AGENCY. . . . . . . . . . . . . . 48
   SECTION 9.6.   APPOINTMENT OF SUCCESSOR CLEARING AGENCY. . . . . . . 48
   SECTION 9.7.   DEFINITIVE TRUST PREFERRED SECURITY CERTIFICATES. . . 48
   SECTION 9.8.   MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES . . 49
ARTICLE 10 LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                  TRUSTEES OR OTHERS. . . . . . . . . . . . . . . . . . 50
   SECTION 10.1.  LIABILITY . . . . . . . . . . . . . . . . . . . . . . 50
   SECTION 10.2.  EXCULPATION . . . . . . . . . . . . . . . . . . . . . 51
   SECTION 10.3.  FIDUCIARY DUTY. . . . . . . . . . . . . . . . . . . . 51
   SECTION 10.4.  INDEMNIFICATION . . . . . . . . . . . . . . . . . . . 52
   SECTION 10.5.  OUTSIDE BUSINESS. . . . . . . . . . . . . . . . . . . 56
ARTICLE 11 ACCOUNTING . . . . . . . . . . . . . . . . . . . . . . . . . 57
   SECTION 11.1.  FISCAL YEAR . . . . . . . . . . . . . . . . . . . . . 57
   SECTION 11.2.  CERTAIN ACCOUNTING MATTERS. . . . . . . . . . . . . . 57
   SECTION 11.3.  BANKING . . . . . . . . . . . . . . . . . . . . . . . 58
   SECTION 11.4.  WITHHOLDING . . . . . . . . . . . . . . . . . . . . . 58
ARTICLE 12 AMENDMENTS AND MEETINGS. . . . . . . . . . . . . . . . . . . 58
   SECTION 12.1.  AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . 58
   SECTION 12.2.  MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY
                  WRITTEN CONSENT . . . . . . . . . . . . . . . . . . . 61
ARTICLE 13 REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE
                  TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . 62
   SECTION 13.1.  REPRESENTATIONS AND WARRANTIES OF INSTITUTIONAL
                  TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . 62
   SECTION 13.2.  REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE. . 63
ARTICLE 14 MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . 64
   SECTION 14.1.  NOTICES . . . . . . . . . . . . . . . . . . . . . . . 64
   SECTION 14.2.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . 65
   SECTION 14.3.  INTENTION OF THE PARTIES. . . . . . . . . . . . . . . 65
   SECTION 14.4.  HEADINGS. . . . . . . . . . . . . . . . . . . . . . . 66
   SECTION 14.5.  SUCCESSORS AND ASSIGNS. . . . . . . . . . . . . . . . 66
   SECTION 14.6.  PARTIAL ENFORCEABILITY. . . . . . . . . . . . . . . . 66
   SECTION 14.7.  COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . 66



ANNEX I           TERMS OF SECURITIES . . . . . . . . . . . . . . . . . I-1
EXHIBIT A-1       FORM OF TRUST PREFERRED
                  SECURITY CERTIFICATE. . . . . . . . . . . . . . . . . A1-1
EXHIBIT A-2       FORM OF COMMON SECURITY
                  CERTIFICATE . . . . . . . . . . . . . . . . . . . . . A2-1
EXHIBIT B         SPECIMEN OF DEBENTURE . . . . . . . . . . . . . . . . B-1
EXHIBIT C         PURCHASE AGREEMENT. . . . . . . . . . . . . . . . . . C-1

                                 AMENDED AND RESTATED
                                 DECLARATION OF TRUST
                                          OF
                               APPLE SOUTH FINANCING I

                                    March 11, 1997


   AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of March 11, 1997, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

   WHEREAS, certain of the Trustees and the Sponsor established Apple South Financing I (the "Trust"), a trust under the Business Trust Act (as defined herein) pursuant to a Trust Agreement, dated as of February 18, 1997 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on February 18, 1997, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Sponsor;

   WHEREAS, as of the date hereof, no interests in the Trust have been issued;

   WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

   NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                      ARTICLE 1
                            INTERPRETATION AND DEFINITION

   SECTION 1.1.  DEFINITIONS.

   Unless the context otherwise requires:

     (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f)  a reference to the singular includes the plural and vice versa.

     "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "AGENT" means any Paying Agent or Conversion Agent.

     "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

     "BOOK ENTRY INTEREST" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.04.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or any other day on which banking institutions in New York, New York or Atlanta, Georgia are permitted or required by any applicable law to close.

     "BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 DEL. C. Section 3801 ET SEQ., as it may be amended from time to time, or any successor legislation.

     "CERTIFICATE" means a Common Security Certificate or a Trust Preferred Security Certificate.

     "CLEARING AGENCY" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Trust Preferred Securities.

     "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

     "CLOSING DATE" means March 11, 1997.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON SECURITY" has the meaning specified in Section 7.01.

     "COMMON SECURITIES GUARANTEE" means the guarantee agreement to be dated as of March 11, 1997 of the Sponsor in respect of the Common Securities.

     "COMMON SECURITY CERTIFICATE" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

     "COMPANY INDEMNIFIED PERSON" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "CONVERSION AGENT" has the meaning specified in Section 7.04.

     "CORPORATE TRUST OFFICE" means the office of the Institutional Trustee at which the corporate trust business of the Preferred Guarantee Trustee (as defined in the Preferred Securities Guarantee Agreement dated as of March 11, 1997 between the Sponsor and First Union National Bank of Georgia) shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 999 Peachtree Street, N.E., Suite 1100, Atlanta, Georgia, 30309.

     "COVERED PERSON" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "DEBENTURE TRUSTEE" means First Union National Bank of Georgia, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "DEBENTURES" means the Debentures to be issued by the Sponsor under the Indenture to be held by the Institutional Trustee, a specimen certificate for such series of Debentures being Exhibit B.

     "DELAWARE TRUSTEE" has the meaning set forth in Section 5.02.

     "DEFINITIVE TRUST PREFERRED SECURITY CERTIFICATES" has the meaning set forth in Section 9.04.

     "DISTRIBUTION" means a distribution payable to Holders of Securities in accordance with Section 6.01.

     "DTC" means The Depository Trust Company, the initial Clearing Agency.

     "EVENT OF DEFAULT" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "FIDUCIARY INDEMNIFIED PERSON" has the meaning set forth in Section
10.04(b).

     "FISCAL YEAR" has the meaning set forth in Section 11.01.

     "GLOBAL CERTIFICATE" has the meaning set forth in Section 9.04.

     "HOLDER" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "INDEMNIFIED PERSON" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "INDENTURE" means the Indenture dated as of March 6, 1997, between the Sponsor and the Debenture Trustee.

     "INSTITUTIONAL TRUSTEE" means the Trustee (other than the Delaware Trustee) meeting the eligibility requirements set forth in Section 5.03.

     "INSTITUTIONAL TRUSTEE ACCOUNT" has the meaning set forth in Section
3.08(c).

     "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

     "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "INVESTMENT COMPANY EVENT" has the meaning set forth in Annex I hereto.

     "LEGAL ACTION" has the meaning set forth in Section 3.06(g).

     "MAJORITY IN LIQUIDATION AMOUNT" of the Securities means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "MINISTERIAL ACTION" has the meaning set forth in the terms of the Securities as set forth in Annex I.

     "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "PAYING AGENT" has the meaning specified in Sections 3.08(h) and 7.04.

     "PERMANENT REGULATION S GLOBAL SECURITY" has the meaning set forth in
Section 2.04(b).

     "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "PORTAL MARKET" means the Private Offerings, Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. (or any successor thereto).

     "PURCHASE AGREEMENT" means the Purchase Agreement for the offering and sale of Trust Preferred Securities substantially in the form of Exhibit C.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "QUORUM" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

     "REGISTRATION RIGHTS AGREEMENT" means the registration rights agreement dated as of March 11, 1997 among the Sponsor, the Trust and the Initial Purchasers named in Schedule I of the Purchase Agreement.

     "REGULAR TRUSTEE" has the meaning set forth in Section 5.01(b).

     "REGULATION S" means Regulation S under the Securities Act.

     "REGULATION S GLOBAL SECURITY" has the meaning specified in Section
9.04(b).

     "REGULATION S SECURITIES EXCHANGE DATE" has the meaning set forth in
Section 9.04(b).

     "RELATED PARTY" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "RESPONSIBLE OFFICER" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice president, any assistant vice president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "RESTRICTED SECURITY" has the meaning specified in Section 9.01(d).

     "RULE 144" means Rule 144 as promulgated under the Securities Act.

     "RULE 144A" means Rule 144A as promulgated under the Securities Act.

     "RULE 144(k)" means Rule 144(k) as promulgated under the Securities Act.

     "RULE 3a-5" means Rule 3a-5 under the Investment Company Act.

     "SECURITIES" means the Common Securities and the Trust Preferred
Securities.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time or any successor legislation.

     "SECURITIES GUARANTEES" means the Common Securities Guarantee and the Trust Preferred Securities Guarantee.

     "SPECIAL EVENT" has the meaning set forth in Annex I hereto.

     "SPONSOR" means Apple South, Inc. ("Apple South"), a Georgia corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

     "SUCCESSOR INSTITUTIONAL TRUSTEE" has the meaning set forth in Section
5.07.

     "SUPER MAJORITY" has the meaning set forth in Section 2.06(a)(ii).

     "TAX EVENT" has the meaning set forth in Annex I hereto.

     "TEMPORARY REGULATION S GLOBAL SECURITY" has the meaning set forth in
Section 9.04(b).

     "TRANSFER RESTRICTION TERMINATION DATE" means the first date on which the Securities and any Common Stock issued or issuable upon the conversion or exchange thereof (other than (i) Securities acquired by the Trust or any Affiliate thereof and (ii) Common Stock issued upon the conversion or exchange of any Security described in clause (i) above) may be sold pursuant to Rule 144(k).

     "10% IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "TRUST PREFERRED SECURITIES GUARANTEE" means the guarantee agreement to be dated as of March 11, 1997, of the Sponsor in respect of the Trust Preferred Securities.

     "TRUST PREFERRED SECURITY" has the meaning specified in Section 7.01.

     "TRUST PREFERRED SECURITY BENEFICIAL OWNER" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "TRUST PREFERRED SECURITY CERTIFICATE" means a certificate representing a Trust Preferred Security substantially in the form of Exhibit A-1.

     "TRUSTEE" or "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "144A GLOBAL SECURITY" has the meaning specified in Section 9.04(b).


                                      ARTICLE 2

                                 TRUST INDENTURE ACT

     SECTION 2.1.  TRUST INDENTURE ACT; APPLICATION.

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Institutional Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     SECTION 2.2.  LIST OF HOLDERS OF SECURITIES.

     (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, PROVIDED that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) PROVIDED that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     SECTION 2.3.  REPORTS BY THE INSTITUTIONAL TRUSTEE.

     Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

     SECTION 2.4.  PERIODIC REPORTS TO INSTITUTIONAL TRUSTEE.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     Delivery of such reports, information and documents to the Institutional Trustee is for informational purposes only and the Institutional Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's compliance with any of its covenants hereunder (as to which the Institutional Trustee is entitled to rely exclusively on Officers' Certificates).

     SECTION 2.5.  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

     SECTION 2.6.  EVENTS OF DEFAULT; WAIVER.

     (a) The Holders of a Majority in liquidation amount of Trust Preferred Securities may, by vote, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Event of Default in respect of the Trust Preferred Securities and its consequences, PROVIDED that, if the underlying Event of Default under the Indenture:

           (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Trust Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

     The foregoing provisions of this Section 2.06(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of an Event of Default with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

     (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, PROVIDED that, if the underlying Event of Default under the Indenture:

           (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.06(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.06(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

PROVIDED further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this
Section 2.06(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.06(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Trust Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

     SECTION 2.7.  EVENT OF DEFAULT; NOTICE.

     (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.07(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); PROVIDED that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

     (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

           (i)  a default under Sections 501(1) and 501(2) of the Indenture; or

          (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.


                                      ARTICLE 3

                                     ORGANIZATION

     SECTION 3.1.  NAME.

     The Trust is named "Apple South Financing I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities and the other Trustees. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

     SECTION 3.2.  OFFICE.

     The address of the principal office of the Trust is c/o Apple South, Inc., Hancock at Washington, Madison, Georgia 30650-1304. On ten Business Days written notice to the Holders of Securities and the other Trustees, the Regular Trustees may designate another principal office.

     SECTION 3.3.  PURPOSE.

     The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and
(b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

     SECTION 3.4.  AUTHORITY.

     Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     SECTION 3.5.  TITLE TO PROPERTY OF THE TRUST.

     Except as provided in Section 3.08 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     SECTION 3.6.  POWERS AND DUTIES OF THE REGULAR TRUSTEES.

     The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

     (a) to issue and sell the Trust Preferred Securities and the Common Securities in accordance with this Declaration; PROVIDED, however, that the Trust may issue no more than one series of Trust Preferred Securities and no more than one series of Common Securities, and, PROVIDED further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Trust Preferred Securities and Common Securities on the Closing Date;

     (b) in connection with the issue and sale of the Trust Preferred Securities, at the direction of the Sponsor, to:

           (i) prepare and execute, if necessary, an offering memorandum (the "Offering Memorandum") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Trust Preferred Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act, to Institutional Accredited Investors and outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act;

          (ii) execute and file an application, prepared by the Sponsor, to the PORTAL Market;

         (iii) execute and deliver letters, documents, or instruments with DTC relating to the Trust Preferred Securities;

          (iv) execute and file with the Commission, at such time as determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Trust Preferred Securities under Section 12(b) of the Exchange Act;

           (v) execute and file with the Commission a registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the resale from time to time of the Trust Preferred Securities; and

          (vi) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preferred Securities in any State in which the Sponsor has determined to qualify or register such Trust Preferred Securities for sale or resale, as the case may be;

     (c) to acquire the Debentures with the proceeds of the sale of the Trust Preferred Securities and the Common Securities; PROVIDED, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Trust Preferred Securities and the Holders of Common Securities;

     (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event; PROVIDED that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

     (e) subject to Section 2(c) of Annex I hereto, to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316 (c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.08(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

     (m) to give prompt written notice to the Holders of the Securities of any notice received from the Sponsor of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

     (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

     (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

     (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.06, including, but not limited to:

           (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

         (iii) cooperating with the Sponsor to ensure that the Debentures will be treated as indebtedness of the Sponsor for United States federal income tax purposes,

     PROVIDED that such action does not adversely affect the interests of Holders; and

     (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

     The Regular Trustees must exercise the powers set forth in this Section
3.06 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in
Section 3.03.

     Subject to this Section 3.06, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.08.

     Any expenses incurred by the Regular Trustees pursuant to this Section 3.06 shall be reimbursed by the Sponsor.

     SECTION 3.7.  PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES.

     (a) The Trust shall not, and the Regular Trustees and the Institutional Trustee shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Regular Trustees and the Institutional Trustee shall cause the Trust not to:

            (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

           (ii) acquire any assets other than as expressly provided herein;

          (iii) possess Trust property for other than a Trust purpose;

           (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

            (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

           (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

          (vii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

     SECTION 3.8.  POWERS AND DUTIES OF THE INSTITUTIONAL TRUSTEE.

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.07. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

     (c)  The Institutional Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Trust Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.01. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution (which may be with the Institutional Trustee) the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Trust Preferred Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

          (iii) upon written notice of Distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the Distribution of the Debentures to Holders of Securities upon the occurrence of a Special Event (as defined in Annex I) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

     (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

     (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act; PROVIDED however, that the Holders of a majority in liquidation amount of the Trust Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or to direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee to exercise the remedies available to it as a holder of the Convertible Debentures. If the Institutional Trustee fails to enforce its rights under the Convertible Debentures, a Holder of Trust Preferred Securities, to the fullest extent permitted by law, may institute a legal proceeding directly against the Sponsor to enforce the Institutional Trustee's rights under the Convertible Debentures without first instituting any legal proceeding against the Institutional Trustee or any other Person; PROVIDED further, that, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Sponsor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Trust Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Trust Securities to the extent of any payment made by the Sponsor to such Holder of Trust Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     (f) The Institutional Trustee shall continue to serve as a Trustee until either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.07.

     (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

     (h) The Institutional Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

     (i) Subject to this Section 3.08(i), the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.06.

     The Institutional Trustee must exercise the powers set forth in this
Section 3.08 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.03.

     SECTION 3.9. CERTAIN DUTIES AND RESPONSIBILITIES OF THE INSTITUTIONAL TRUSTEE.

     (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06(c)) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own action or its own failure to act in accordance with its obligations under the Trust Indenture Act, or its own willful misconduct, except that:

            (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

               (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

           (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee failed to perform in accordance with its obligations under the Trust Indenture Act in ascertaining the pertinent facts;

          (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

           (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

            (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

           (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.08(c)(i) and except to the extent otherwise required by law; and

         (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

     SECTION 3.10.  CERTAIN RIGHTS OF INSTITUTIONAL TRUSTEE.

     (a)  Subject to the provisions of Section 3.09:

            (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

           (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

          (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

           (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

            (v) the Institutional Trustee may consult with counsel of its selection or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion.
     Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

           (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee, PROVIDED that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the

     Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to act in accordance with the requirements of the Trust Indenture Act;

          (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

         (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

           (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

            (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive written instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request written instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action,
     (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

           (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

          (xii) the Institutional Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

     SECTION 3.11.  DELAWARE TRUSTEE.

     Notwithstanding any other provision of this Declaration other than Section 5.02, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties or liabilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.02, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

     SECTION 3.12.  EXECUTION OF DOCUMENTS.

     Except as otherwise required by the Business Trust Act or any applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.06.

     SECTION 3.13.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

     SECTION 3.14.  DURATION OF TRUST.

     The Trust, unless dissolved pursuant to the provisions of Article 8 hereof, shall have existence for thirty (30) years from the Closing Date.

     SECTION 3.15.  MERGERS.

     (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c) and in Annex I hereto.

     (b) The Trust may, with the consent of the Regular Trustees and without the consent of the Holders of the Securities, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; PROVIDED that:

            (i) such successor entity ( the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Trust Preferred Securities other securities having substantially the same terms as the Trust Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Trust Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

           (ii) the Sponsor expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the holder of the Debentures;

          (iii) the Trust Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Trust Preferred Securities are then listed or quoted;

           (iv) such merger, consolidation, amalgamation or replacement does not cause the Trust Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

            (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Trust Preferred Securities as a result of such merger consolidation, amalgamation or replacement);

           (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

          (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

               (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

               (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

         (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantees.

     (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

     (d) The Regular Trustees shall furnish to the Delaware Trustee at least five Business Days prior notice of the consummation of any merger, consolidation, amalgamation, or replacement; provided, however, that failure to provide such notice shall not affect the validity of any such transaction.

                                      ARTICLE 4

                                       SPONSOR

     SECTION 4.1.  SPONSOR'S PURCHASE OF COMMON SECURITIES.

     On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 1% of the capital of the Trust, at the same time as the Trust Preferred Securities are sold.

     SECTION 4.2.  RESPONSIBILITIES OF THE SPONSOR.

     In connection with the issue and sale of the Trust Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

     (a) prepare and execute, if necessary, the Offering Memorandum in preliminary and final form, in relation to the offering and sale by the Trust of Trust Preferred Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act, to Institutional Accredited Investors and outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act;

     (b) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Trust Preferred Securities and the Trust Preferred Securities Guarantees, including any amendments thereto;

     (c) prepare for execution and filing by the Trust of an application, prepared by the Sponsor, to the PORTAL Market;

     (d) prepare for execution and filing by the Trust of documents, or instruments to be delivered to DTC relating to the Trust Preferred Securities;

     (e) prepare for execution and filing by the Trust of a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Trust Preferred Securities under Section 12(b) of the Exchange Act;

     (f) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and the Trust Preferred Securities Guarantees and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

     (g) to negotiate, and execute, the terms of the Purchase Agreement providing for the sale of the Trust Preferred Securities; and

     (h) to negotiate, and execute, the terms of the Registration Rights Agreement providing for, among other things, the registration under the Securities Act of resales from time to time of the Trust Preferred Securities.


                                      ARTICLE 5

                                       TRUSTEES

     SECTION 5.1.  NUMBER OF TRUSTEES.

     The number of Trustees initially shall be five (5), and:

     (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

     (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; PROVIDED however, that the number of Trustees shall in no event be less than two (2); PROVIDED further that (1) one Trustee shall be the Delaware Trustee (as defined below); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (3) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

     SECTION 5.2.  DELAWARE TRUSTEE.

     If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

     (a)  a natural person who is a resident of the State of Delaware; or

     (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law;

     PROVIDED that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

     SECTION 5.3.  INSTITUTIONAL TRUSTEE; ELIGIBILITY.

     (a) There shall at all times be one Person which shall act as Institutional Trustee which shall:

          (i)   not be an Affiliate of the Sponsor; and

          (ii) be a Person organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
     Section 5.03(a)(ii), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.03(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.07(c).

     (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     (d) The Trust Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

     (e) The initial Institutional Trustee shall be: First Union National Bank of Georgia.

     SECTION 5.4. CERTAIN QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE GENERALLY.

     Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     SECTION 5.5.  REGULAR TRUSTEES.

     The initial Regular Trustees shall be: Eric J. Booth, Lansing S. Patterson and Benjamin A. Waites.

     (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

     (b) Except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.06.

     (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.06.

     SECTION 5.6.  DELAWARE TRUSTEE.

     The initial Delaware Trustee shall be: First Union Bank of Delaware.

     SECTION 5.7.  APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

     (a) Subject to Section 5.07(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

       (b) (i) the Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.07(a) until a successor Institutional Trustee (a "Successor Institutional Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees and the Sponsor; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.07(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.02 and 5.04 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, however, that:

          (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

               (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

               (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.07.

     (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.07 within 30 days after delivery of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

     (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

     SECTION 5.8.  VACANCIES AMONG TRUSTEES.

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01, or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.07.

     SECTION 5.9.  EFFECT OF VACANCIES.

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.07, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

     SECTION 5.10.  MEETINGS.

     If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustee or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, PROVIDED that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

     SECTION 5.11.  DELEGATION OF POWER.

     (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.06; and

     (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     SECTION 5.12.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation, bank or Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation, bank or Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation, bank or Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, PROVIDED such corporation, bank or Person shall be otherwise qualified and eligible under this Article.

                                      ARTICLE 6

                                    DISTRIBUTIONS

     SECTION 6.1.  DISTRIBUTIONS.

     Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Trust Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Sponsor makes a payment of interest (including Compound Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.


                                      ARTICLE 7

                                ISSUANCE OF SECURITIES

     SECTION 7.1.  GENERAL PROVISIONS REGARDING SECURITIES.

     (a) The Regular Trustees shall on behalf of the Trust issue one class of convertible preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Trust

Preferred Securities") and one class of convertible common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Preferred Securities and the Common Securities.

     (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (c) Upon issuance of the Trust Preferred Securities as provided in this Declaration, the Trust Preferred Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

     (d) Every Person, by virtue of having become a Holder or a Trust Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

     SECTION 7.2.  EXECUTION AND AUTHENTICATION.

     (a) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

     (b) One Regular Trustee shall sign the Trust Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

     A Trust Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Trust Preferred Security has been authenticated under this Declaration.

     Upon a written order of the Trust signed by one Regular Trustee, the Institutional Trustee shall authenticate the Trust Preferred Securities for original issue.

     The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Trust Preferred Securities. An authenticating agent may authenticate Trust Preferred Securities whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Company or an Affiliate of the Company.

     SECTION 7.3.  FORM AND DATING.

     The Trust Preferred Securities and the Institutional Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (PROVIDED that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing. Each Trust Preferred Security Certificate shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

     SECTION 7.4.  PAYING AGENT AND CONVERSION AGENT.

     In the event that the Trust Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Trust Preferred Securities may be presented for payment ("Paying Agent"). The Trust shall maintain an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Trust may appoint the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent or Conversion Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee in writing of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Conversion Agent. The Trust shall act as Paying Agent and Conversion Agent for the Common Securities. The Paying Agent and Conversion Agent shall be entitled to the rights and protections extended to the Institutional Trustee when acting in such capacity.

     The Institutional Trustee is hereby initially appointed as Conversion Agent for the Trust Preferred Securities.

                                      ARTICLE 8

                                 DISSOLUTION OF TRUST

     SECTION 8.1.  DISSOLUTION OF TRUST.

     (a)  The Trust shall dissolve:

          (i) upon the bankruptcy of the Sponsor or the holder of the Common Securities;

          (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Holder of the Common Securities; the filing of a certificate of cancellation with respect to the Trust after having obtained the consent of at least a majority in liquidation amount of the Securities affected thereby voting together as a single class to file such certificate of cancellation, or the revocation of the charter of the Sponsor or the Holder of the Common Securities and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

          (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and, after satisfaction of liabilities of creditors (whether by payment or reasonable provision for payment), all of the

     Debentures held by the Institutional Trustee shall have been distributed to the Holders of Securities in exchange for all of the Securities;

          (vi) upon the distribution of the Sponsor's common stock to all Securities Holders upon conversion of all outstanding Trust Preferred Securities;

          (vii) the expiration of the term of the Trust on March 1, 2027; or

          (viii) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a), after satisfaction of liabilities of creditors (whether by payment or reasonable provision for payment), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of Sections 3.09 and 3.10 and Article 10 shall survive the dissolution and termination of the Trust.

                                      ARTICLE 9

                                TRANSFER OF INTERESTS

     SECTION 9.1.  TRANSFER OF SECURITIES.

     (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (b) Subject to this Article 9, Trust Preferred Securities shall be freely transferable.

     (c) Subject to this Article 9, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; PROVIDED that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

          (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

          (ii) the Trust would be an Investment Company required to register under the Investment Company Act or the transferee would become an Investment Company required to register under the Investment Company Act.

     (d) Each Security that bears or is required to bear the legend set forth in this Section 9.01(d) (a "Restricted Security") shall be subject to the restrictions on transfer provided in the legend set forth in this Section 9.01(d), unless such restrictions on transfer shall be waived by the written consent of the Regular Trustees, and the Holder of each Restricted Security, by such securityholder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 9.01(d) and in Section 9.01(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

     Prior to the Transfer Restriction Termination Date, the 144A Global Security, Temporary Regulation S Global Security, each Definitive Trust Preferred Security and any certificate evidencing Common Stock issued upon conversion thereof shall bear a legend in substantially the following form, unless otherwise agreed by the Regular Trustees (with written notice thereof to the Indenture Trustee):

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES
          ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS TECONS IN AN OFFSHORE TRANSACTION
          (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO APPLE SOUTH OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN

          INSTITUTIONAL ACCREDITED INVESTOR THAT, BEFORE SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE TRUST THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT,
          (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
          (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
          IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, THE TRANSFEROR MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE INSTITUTIONAL TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE TRANSFEROR MUST, BEFORE SUCH TRANSFER, FURNISH TO THE INSTITUTIONAL TRUSTEE AND THE TRUST, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE INSTITUTIONAL TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES"

          AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     Following the Transfer Restriction Termination Date or the sale of a Security or Common Stock for which a Security has been exchanged pursuant to an effective registration statement or Rule 144, any Security or security issued in exchange or substitution therefor (other than (i) Securities acquired by the Sponsor or any Affiliate and (ii) Common Stock issued upon the conversion or exchange of any Security described in clause (i) above) may upon surrender of such Security for exchange to any Regular Trustee on behalf of the Trust in accordance with the provisions of this Section 9.01(d), be exchanged for a new Security or Securities, of like tenor and aggregate liquidation amount, which shall not bear the restrictive legend required by this Section 9.01(d).

     Any Trust Preferred Security or Common Stock issued upon the conversion or exchange of a Trust Preferred Security that, prior to the Transfer Restriction Termination Date, is purchased or owned by the Sponsor or any Affiliate thereof may not be resold by the Sponsor or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Trust Preferred Securities or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

     SECTION 9.2.  TRANSFER OF CERTIFICATES.

     The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

     SECTION 9.3.  DEEMED SECURITY HOLDERS.

     The Regular Trustees and the Institutional Trustee may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

     SECTION 9.4.  BOOK ENTRY INTERESTS.

     (a) So long as Trust Preferred Securities are eligible for book-entry settlement with the Clearing Agency or unless otherwise required by law, all Trust Preferred Securities that are so eligible may be represented by one or more fully registered Trust Preferred Security Certificates (each a "Global Certificate") in global form to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Trust Preferred Security Beneficial Owner will receive a definitive Trust Preferred Security Certificate representing such Trust Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.07 below. The transfer and exchange of beneficial interests in any such Security in global form shall be effected through the Clearing Agency in accordance with this Declaration and the procedures of the Clearing Agency therefor.

     (b) Trust Preferred Securities that upon initial issuance are beneficially owned by QIBs may, at the option of the Trust, be represented by a Global Certificate (a "144A Global Security"), and Trust Preferred Securities that upon initial issuance are beneficially owned by Non-U.S. Persons may, at the option of the Trust, be represented by another Global Certificate (a "Temporary Regulation S Global Security"). At any time on or after April 20, 1997 (the "Regulation S Securities Exchange Date"), a single permanent Global Certificate without the legend set forth in Section 9.01(d) (the "Permanent Regulation S Global Security", and together with the Temporary Regulation S Global Security, the "Regulation S Global Securities") shall be deposited with the Clearing Agency, and the Institutional Trustee shall make endorsements reflecting a decrease in the principal amount of the Temporary Regulation S Global Security in an amount equal to the principal amount of the beneficial interest in the Temporary Regulation S Global Security transferred. Transfers of interests in the Trust Preferred Securities between any 144A Global Security and any Regulation S Global Security will be made in accordance with the standing instructions and procedures of the Clearing Agency and its participants. The Institutional Trustee shall make appropriate endorsements to reflect increases or decreases in the amount of such Trust Preferred Securities in global form to reflect any such transfers.

     Except as provided below, beneficial owners of a Trust Preferred Security in global form shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Trust Preferred Security in global form.

     (c) So long as the Trust Preferred Securities are eligible for book-entry settlement and to the extent Trust Preferred Securities held by QIBs or Non-U.S. Persons, as the case may be, are held in a global form, or unless otherwise required by law, upon any transfer of a Definitive Trust Preferred Security to a QIB in accordance with Rule 144A or to a Non-U.S. Person in accordance with Regulation S, unless otherwise requested by the transferor, and upon receipt of the Definitive Trust Preferred Security being so transferred, together with a certification from the transferor that the transfer is being made in compliance with Rule 144A or Regulation S, as the case may be (or other evidence satisfactory to the Institutional Trustee on behalf of the Trust), the Institutional Trustee on behalf of the Trust shall make an endorsement on any 144A Global Security or any Regulation S Global Security, as the case may be, to reflect an increase in the number of Trust Preferred Securities represented by such Global Certificate, and the Institutional Trustee on behalf of the Trust shall cancel such Definitive Trust Preferred Security in accordance with the standing instructions and procedures of the Clearing Agency, the number of Trust Preferred Securities represented by such Trust Preferred Security in global form to be increased accordingly; PROVIDED that no Definitive Trust Preferred Security, or portion thereof, in respect of which the Trust or an Affiliate of the Trust held any beneficial interest shall be included in such Trust Preferred Security in global form until such Definitive Trust Preferred Security is freely tradable in accordance with Rule 144(k); PROVIDED FURTHER that the Trust shall issue Trust Preferred Securities in definitive form upon any transfer of a beneficial interest in the Trust Preferred Security in global form to the Company or any Affiliate of the Company.

     (d) Any Global Certificate may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Clearing Agency, by any national securities exchange or by the National Association of Securities Dealers, Inc. in order for the Trust Preferred Securities to be tradeable on the PORTAL Market or as may be required for the Trust Preferred Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Trust Preferred Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Trust Preferred Securities are subject.

     (e) Unless and until definitive, fully registered Trust Preferred Security Certificates (the "Definitive Trust Preferred Security Certificates") have been issued to the Trust Preferred Security Beneficial Owners of a Trust Preferred Security in global form pursuant to Section 9.07:

          (i) the provisions of this Section 9.04 shall be in full force and effect with respect to such Trust Preferred Securities;

          (ii) the Regular Trustees and the Institutional Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of such Trust Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Trust Preferred Security Beneficial Owners of such Trust Preferred Securities;

          (iii) to the extent that the provisions of this Section 9.04 conflict with any other provisions of this Declaration, the provisions of this
     Section 9.04 shall control; and

          (iv) the rights of the Trust Preferred Security Beneficial Owners of Trust Preferred Securities in global form shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book-entry transfers among Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

     (f) Notwithstanding any other provisions of this Declaration (other than the provisions set forth in this Section 9.04(f)), a Trust Preferred Security in global form may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

     SECTION 9.5.  NOTICES TO CLEARING AGENCY.

     Whenever a notice or other communication to the Trust Preferred Security Holders is required under this Declaration, unless and until Definitive Trust Preferred Security Certificates shall have been issued, to the Trust Preferred Security Beneficial Owners of a Trust Preferred Security in global form pursuant to Section 9.07, the Regular Trustees shall give all such notices and communications specified herein to be given to the Trust Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Trust Preferred Security Beneficial Owners of a Trust Preferred Security in global form. Notices or other communications to Institutional Accredited Investors holding Definitive Trust Preferred Security Certificates shall be sent to such Institutional Accredited Investors at its address on the records of the Regular Trustees.

     SECTION 9.6.  APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

     If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preferred Securities.

     SECTION 9.7.  DEFINITIVE TRUST PREFERRED SECURITY CERTIFICATES.

     If:

     (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.06; or

     (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Trust Preferred Securities,

     then:

     (c) Definitive Trust Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Trust Preferred Securities; and

     (d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Trust Preferred Security Certificates to be delivered to Trust Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Trust Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Trust Preferred Securities may be listed, or to conform to usage.

     At such time as all interests in a Trust Preferred Security in global form have been redeemed, converted, exchanged, repurchased or canceled, such Trust Preferred Security in global form shall be, upon receipt thereof, canceled by the Trust in accordance with standing procedures and instructions of the Clearing Agency.

     (e) Trust Preferred Securities that upon initial issuance are beneficially owned by, or are subsequently transferred to, Institutional Accredited Investors that are neither QIBs nor Non-U.S. Persons will be issued as Definitive Trust Preferred Security Certificates and may not be represented by a Global Certificate. Trust Preferred Securities that upon initial issuance are beneficially owned by Persons that are Non-U.S. Persons may, at the option of the Trust, be issued as Definitive Trust Preferred Security Certificates. In the case of transfers to Institutional Accredited Investors, the Institutional Trustee shall make appropriate endorsements to reflect decreases in the amount of the applicable Global Certificate.

     SECTION 9.8.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

     If:

     (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

     (b) there shall be delivered to the Institutional Trustee or the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless,

     then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Institutional Trustee or any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 9.08, the Institutional Trustee or the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                      ARTICLE 10

         LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     SECTION 10.1.  LIABILITY.

     (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

           (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

          (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 10.2.  EXCULPATION.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

     SECTION 10.3.  FIDUCIARY DUTY.

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b)  Unless otherwise expressly provided herein:

           (i) whenever a conflict of interest exists or arises between any Covered Persons and any Indemnified Person; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement


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

contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

           (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     SECTION 10.4.  INDEMNIFICATION.

       (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed


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

     action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.04(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

           (iv) Any indemnification under paragraphs (i) and (ii) of this
     Section 10.04(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding,
     (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

            (v) To the fullest extent permitted by law, expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.04(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such


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

     Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.04(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such Person deliberately breached his duty to the Trust or its Common or Trust Preferred Security Holders.

           (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.04(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Trust Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.04(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.04(a) is in effect. Any repeal or modification of this Section 10.04(a) shall not affect any rights or obligations then existing.

          (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.04(a)

         (viii) For purposes of this Section 10.04(a), references to "the
     Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a


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

     consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.04(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

           (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.04(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

     (b) The Sponsor agrees to indemnify, to the fullest extent permitted by law, (i) the Institutional Trustee, (ii) the Delaware Trustee, (iii) the Paying Agent, (iv) the Conversion Agent, (v) any Affiliate of the Institutional Trustee, and the Delaware Trustee, and (vi) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee, the Paying Agent, the Conversion Agent and the Delaware Trustee (each of the Persons in (i) through
(vi) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. To the fullest extent permitted by law, the Sponsor also agrees to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Fiduciary Indemnified Person to repay such amount if it shall be determined that the Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection. The obligation to indemnify as set forth in this
Section 10.04(b) shall survive the satisfaction and discharge of this Declaration. The Institutional Trustee agrees to use its best efforts to provide the Sponsor prompt, written notification of any of the aforementioned losses, liabilities or expenses (hereinafter "Claims") and to cooperate with the Sponsor in the investigation, defense and settlement of any such Claim. The Sponsor shall have the right to assume the investigation, defense and settlement of any such Claim and to employ such legal counsel as the Sponsor deems acceptable, unless the Institutional


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

Trustee in its best judgment determines that a conflicting interest would be created and that the Sponsor's assumption of the investigation, defense and settlement of any such Claim would not be in the best interests of the Holders. In the event that the Institutional Trustee has not determined that a conflict has been created and the Sponsor has assumed the investigation and defense of such Claim, the indemnity obligations set forth in this Section 10.04(b) shall be void as to any Claim for which settlement or offer of settlement is made without the prior, written consent of the Sponsor.

     SECTION 10.5.  OUTSIDE BUSINESS.

     Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor of its Affiliates.

                                      ARTICLE 11

                                      ACCOUNTING

     SECTION 11.1.  FISCAL YEAR.

     The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     SECTION 11.2.  CERTAIN ACCOUNTING MATTERS.

     (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books, records and supporting documents,


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

which shall reflect in detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting in compliance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for the United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

     (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities and the other Trustees, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related income or loss.

     (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

     SECTION 11.3.  BANKING.

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; PROVIDED, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; PROVIDED, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

     SECTION 11.4.  WITHHOLDING.

     The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall



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

request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                      ARTICLE 12

                               AMENDMENTS AND MEETINGS

     SECTION 12.1.  AMENDMENTS.

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

          (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees);

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

          (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

     (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

          (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by,


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

     and conforms to, the terms of this Declaration (including the terms of the Securities);

          (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

               (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

          (iii) to the extent the result of such amendment would be to:

               (A) cause the trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

               (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

               (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

     (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

     (d) Section 9.01(c) and this Section 12.01 shall not be amended without the consent of all of the Holders of the Securities;

     (e) Article 4 shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

     (f) the rights of the Holders of the Common Securities under Article 5 to increase or decrease the number of and appoint and remove Trustees shall not be


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

amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

     (g) notwithstanding Section 12.01(c), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i)   cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

          (iii) add to the covenants, restrictions or obligations of the Sponsor; and

          (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders.

     SECTION 12.2. MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:


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

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

          (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any


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

     matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                      ARTICLE 13

            REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

     SECTION 13.1.  REPRESENTATIONS AND WARRANTIES OF INSTITUTIONAL TRUSTEE.

     The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants, as applicable, to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

     (a) the Institutional Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

     (b) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (c) the execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

     (d) no consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of the Declaration.

     SECTION 13.2.  REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE.


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

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

     (a) The Delaware Trustee is a Delaware banking corporation, duly organized, validly existing and in good standing or is a national banking association, with full power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

     (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

     (c) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

     (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware. The Delaware Trustee satisfies for the Trust the requirements set forth in Section 3807(a) of the Business Trust Act.

                                      ARTICLE 14

                                    MISCELLANEOUS

     SECTION 14.1.  NOTICES.

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

     (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):


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

          Apple South Financing I
               c/o Apple South, Inc.
               Hancock at Washington
               Madison, Georgia 30650-1304
               Attention:

     (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

          First Union Bank of Delaware
          One Rodney Square, 1st Floor
          920 King Street
          Wilmington, Delaware 19801
          Attention: Corporate Trust

     (c) if given to the Institutional Trustee, at its Corporate Trust Office to the attention of Corporate Trust Administration (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities).

          First Union National Bank of Georgia
          999 Peachtree Street, N.E., Suite 1100
          Atlanta, Georgia 30309
          Attention: Corporate Trust

     (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

          Apple South, Inc.
          Hancock at Washington
          Madison, Georgia 30650-1304
          Attention:

     (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice


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

or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 14.2.  GOVERNING LAW.

     This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

     SECTION 14.3.  INTENTION OF THE PARTIES.

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     SECTION 14.4.  HEADINGS.

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     SECTION 14.5.  SUCCESSORS AND ASSIGNS.

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     SECTION 14.6.  PARTIAL ENFORCEABILITY.

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 14.7.  COUNTERPARTS.

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


                              --------------------------------------------
                              Eric J. Booth, as Regular Trustee

                              --------------------------------------------
                              Lansing S. Patterson, as Regular Trustee

                              --------------------------------------------
                              Benjamin A. Waites, as Regular Trustee


                              First Union Bank of Delaware,
                                   as Delaware Trustee


                              By:
                                   ---------------------------------------
                                   Name:
                                   Title:


                              First Union National Bank of Georgia,
                                   as Institutional Trustee


                              By:
                                   ---------------------------------------
                                   Name:
                                   Title:

                              Apple South, Inc., as Sponsor


                              By:
                                   ---------------------------------------
                                   Name:
                                   Title:

                                       ANNEX I
                                       TERMS OF
                           $3.50 TRUST PREFERRED SECURITIES
                               $3.50 COMMON SECURITIES

     Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust, dated as of March 11, 1997 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Offering Memorandum referred to below):

     1.   DESIGNATION AND NUMBER.

     (a) TRUST PREFERRED SECURITIES. 2,000,000 (2,300,000 if the Initial Purchasers' (as defined in the Purchase Agreement) over-allotment option is exercised in full) Trust Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ($100,000,000)($115,000,000 if such over-allotment option is exercised in full), and a liquidation amount with respect to the assets of $50 per trust preferred security, are hereby designated for the purposes of identification only as "$3.50 Term Convertible Securities, Series A" (the "Trust Preferred Securities"). The Trust Preferred Security Certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Trust Preferred Securities are listed.

     (b) COMMON SECURITIES. 20,200 (23,230 if such over-allotment option is exercised in full) Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $1,010,000 ($1,161,500 if such over-allotment option is exercised in full), and a liquidation amount with respect to the assets of the Trust of $50 per common security, are hereby designated for the purposes of identification only as "$3.50 Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     2.   DISTRIBUTIONS.

     (a) Distributions payable on each Security will be fixed at a rate per annum of $3.50 (the "Distribution Rate") of the stated liquidation amount of $50 per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     (b) Distributions on the Securities will be cumulative, will accumulate from March 11, 1997, and will be payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on June 1, 1997, when, as and if available for payment. So long as an Event of Default shall not have occurred and be continuing, the Sponsor shall not be in default in the payment of interest on the Debentures, the Sponsor has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, PROVIDED that no Extension Period shall last beyond the date of maturity or any redemption date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law) at the Distribution Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Sponsor may further extend such Extension Period; PROVIDED that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity or any redemption date of the Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the record date next following the termination of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which, with respect to the Trust Preferred Securities that are in book-entry form, will be one Business Day prior to the relevant payment dates. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment will be made as described under the heading "Description of the Trust Preferred Securities -- The Global TECONS" in the Offering Memorandum dated March 6, 1997 (the "Offering Memorandum") of the Trust. The relevant record dates for the Common Securities shall be the same record date as for the Trust Preferred Securities. With respect to the Trust Preferred Securities that are not in book-entry form, the relevant record dates for the Trust Preferred Securities shall conform to the rules of any securities exchange on which the securities are listed and, if none, the Regular Trustees shall have the right to select relevant record dates, which shall be more than one Business Day prior to the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Sponsor having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. In the event that any date on which Distributions are to be made on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such record date.

     (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Apple South Common Stock pursuant to the terms of the Securities as set forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; PROVIDED, however, that if a Security is surrendered for conversion after the close of business on any regular record date for payment of a Distribution and before the opening of business on the corresponding Distribution payment date, then, notwithstanding such conversion, the Distribution payable on such Distribution payment date will be paid in cash to the Person in whose name the Security is registered at the close of business on such record date, and (other than a Security or a portion of a Security called for redemption on a redemption date occurring after such record date and on or prior to such Distribution payment date) when so surrendered for conversion, the Security must be accompanied by payment of an amount equal to the Distribution payable on such Distribution payment date.

     (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

     3.   LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

     In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust (each a "Liquidation"), the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities, after satisfaction of liabilities of creditors, distributions in an amount equal to the aggregate of the stated liquidation amount of $50 per Security plus accumulated and unpaid Distributions thereon to the date of payment (the "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of, with an interest rate equal to the Distribution Rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, the Securities, have been distributed on a Pro Rata basis to the Holders of the Securities.

     If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

     4.   REDEMPTION AND DISTRIBUTION.

     (a) Upon the repayment of the Debentures, whether at maturity or upon redemption (either at the option of the Sponsor or pursuant to a Special Event as described below), the proceeds from such repayment or payment shall simultaneously be applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the Redemption Price (as defined in the Indenture) of the Debentures, plus accrued interest to the date fixed for redemption (including Compound Interest and Additional Interest), payable in cash. Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

     (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Trust Preferred Securities will be redeemed Pro Rata and the Trust Preferred Securities to be redeemed will be as described in
Section 4(g) below.

     (c) If, at any time, a Tax Event or an Investment Company Event (each, as defined below, a "Special Event") shall occur and be continuing, the Trust may with the consent of the Sponsor, except in certain limited circumstances in relation to a Tax Event described in this Section 4(c), dissolve the Trust with the result that, after satisfaction of creditors, Debentures held by the Institutional Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Distribution Rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, the Securities, be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"); PROVIDED, however, that such dissolution and distribution shall be conditioned on (i) the Regular Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of such dissolution of the Trust and distribution of Debentures, (ii) in the case of a Tax Event, the Sponsor or the Trust being unable to eliminate, within the 90 Day Period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other reasonable measure that has no adverse effect on the Trust, the Sponsor or the Holders of the Securities ("Ministerial Action") and (iii) the Sponsor's prior written consent to such dissolution and distribution.

     If in the event of a Tax Event (i) after receipt of a Dissolution Tax Opinion (as defined hereinafter) by of the Regular Trustees, the Regular Trustees shall have been informed by nationally recognized independent tax counsel experienced in such matters that it cannot deliver a No Recognition Opinion to the Trust, the Sponsor shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date fixed for redemption, including Compounded Interest, for cash within 90 days following the occurrence of such Tax Event. So long as the corresponding Securities are outstanding, the proceeds from any such redemption of the Debentures shall be used to redeem the Trust Securities; PROVIDED, however, that, if at any time there is available to the Sponsor or the Trust the opportunity to eliminate, within such 90 Day Period, the Tax Event by taking some Ministerial Action, the Trust or the Sponsor will pursue such Ministerial Action in lieu of redemption.

     "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after March 6, 1997, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in the laws, or any regulations thereunder, of the United States or any political subdivision or taxing authority thereof or therein, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification, or change is effective or such pronouncement or decision is announced, in each case, on or after, March 6, 1997 there is the creation by such change in tax law of more than an insubstantial risk that (i) the Trust is or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minims amount of taxes, duties or other governmental charges, or (iii) interest paid in cash by the Sponsor to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Sponsor for United States federal income tax purposes. Notwithstanding the foregoing, a Tax Event shall not include any change in tax law that requires the Sponsor for United States federal income tax purposes to defer taking a deduction for any original issue discount ("OID") that accrues with respect to the Debentures until the interest payment related to such OID is paid by the Sponsor in cash; PROVIDED, that such change in tax law does not create more than an insubstantial risk that the Sponsor will be prevented from taking a deduction for OID accruing with respect to the Debentures at a date that is no later than the date the interest payment related to such OID is actually paid by the Sponsor in cash.

     "Investment Company Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority on or after March 6, 1997 (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     After the date for any distribution of Debentures upon dissolution of the
Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) The Depository Trust Company (the "Depository") or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Trust Preferred Securities, will receive a registered certificate or certificates representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing Securities not held by the Depositary or its nominee will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Distribution Rate of, and accrued and unpaid interest (including Compound and Additional Interest) equal to accumulated and unpaid Distributions on such Trust Preferred Securities until such certificates are presented to the Sponsor or its agent for transfer or reissue.

     (d) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or prior to the date of redemption.

     (e) If the Debentures are distributed to Holders of the Securities, pursuant to the terms of the Indenture, the Sponsor will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange, if any, as the Trust Preferred Securities were listed immediately prior to the distribution of the Debentures.

     (f) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, or by such other means suitable to assure delivery of such written notice, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

     (g) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each

Holder of Trust Preferred Securities, it being understood that, in respect of Trust Preferred Securities registered in the name of and held of record by the Depository or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

     (h) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) with respect to the Trust Preferred Securities in book-entry form, by 12:00 noon, New York City time, on the redemption date, PROVIDED that the Sponsor has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Trust will deposit irrevocably with the Depository or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price plus accrued interest to the date fixed for redemption, including Compound and Additional Interest, and will give the Depository or its nominee (or successor Clearing Agency or its nominee) irrevocable instructions and authority to pay the Redemption Price and such interest to the Holders of the Trust Preferred Securities, and (B) with respect to Trust Preferred Securities issued in definitive form and Common Securities, PROVIDED that the Sponsor has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Trust will pay the relevant Redemption Price and such interest to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the required date of such deposit, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price and such interest, but without additional interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. In the event that payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

     (i) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Trust Preferred Securities, the Depository or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Trust Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

     (j) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Trust Preferred Securities by tender, in the open market or by private agreement.

     5.   CONVERSION RIGHTS.

     The Holders of Securities shall have the right at any time beginning prior to the close of business on March 1, 2027 (or, in the case of Securities called for redemption, prior to the close of business on the Business Day prior to the redemption date), at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Apple South Common Stock in the manner described herein on and subject to the following terms and conditions:

     (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Apple South Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Apple South Common Stock at an initial conversion rate of 3.3801 shares of Apple South Common Stock per $50 principal amount of Debentures (which is equivalent to a conversion price of $14.793 per share of Apple South Common Stock, subject to certain adjustments set forth in Sections 14.03 and 14.04 of the Indenture (as so adjusted, "Conversion Price")).

     (b) In order to convert Securities into Apple South Common Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Apple South Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into Apple South Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify Apple South of the Holder's election to convert such Debentures into shares of Apple South Common Stock. If a Security is surrendered for conversion after the close of business on any regular record date for payment of a Distribution and before the opening of business on the corresponding Distribution payment date, then, notwithstanding such conversion, the Distribution payable on such Distribution payment date will be paid in cash to the Person in whose name the Security is registered at the close of business on such record date, and (other than a Security or a portion of a Security called for redemption on a date occurring after such record date and on or prior to such Distribution payment date) when so surrendered for conversion, the Security must be accompanied by payment of an amount equal to the Distribution payable on such Distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accumulated on the Securities (including any Additional Amounts accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Apple South Common Stock issued upon such conversion. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive Apple South Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Apple South Common Stock at such time. As promptly as practicable on or after the Conversion Date, Apple South shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Apple South Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates, together with the applicable cash payment, if any, to such Person or Persons.

     (c) Each Holder of a Security by his acceptance thereof appoints First Union National Bank of Georgia "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Apple South Common Stock and thereupon to deliver such shares of Apple South Common Stock in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

     (d) No fractional shares of Apple South Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash based on the current market price per share of Apple South Common Stock, by Apple South to the Conversion Agent, which in turn will make such payment to the Holder or Holders of Securities so converted.

     (e) The Sponsor shall at all times reserve and keep available out of its authorized and unissued Apple South Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Apple South Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Sponsor shall be entitled to deliver upon conversion of Debentures, shares of Apple South Common Stock reacquired and held in the treasury of Apple South (in lieu of the issuance of authorized and unissued shares of Apple South Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Apple South Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Apple South Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Sponsor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of Apple

South Common Stock (and all requirements to list Apple South Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the Sponsor to lawfully issue Apple South Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver Apple South Common Stock to each Holder upon conversion of the Securities.

     (f) The Sponsor will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Apple South Common Stock on conversion of Debentures and the delivery of the shares of Apple South Common Stock by the Trust upon conversion of the Securities. The Sponsor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Apple South Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

     (g) Nothing in the preceding Paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in this Annex I to the Declaration or to the Declaration itself or otherwise require the Institutional Trustee or the Trust to pay any amounts on account of such withholdings.

     6.   REGISTRATION RIGHTS

     The Trust and the Sponsor have agreed with the Initial Purchasers, for the benefit of the Holders of the Securities, that the Sponsor will use its best efforts, and at its cost, to file and cause to become effective on or before the 90th day following the date of original issuance of the Trust Preferred Securities a shelf registration statement with respect to resales of the Securities and to keep such registration statement effective until two years after the issue date. Holders will be required to provide certain information to the Sponsor to be included in the registration statement in order to use the prospectus for resales. The Sponsor shall provide to each Holder copies of the prospectus, notify each Holder when such registration statement has become effective and take certain other actions as are required to permit resales. In the event that (i) the shelf registration statement is not declared effective on or prior to the 90th day following the date of original issuance of the Trust Preferred Securities, or (ii) use of the shelf registration statement for resales is suspended for any time during the two-year period after the effective date, then additional interest (in addition to amounts otherwise due on the Securities) will accrue at an annual rate of 0.50% on the Securities, if clause
(i) applies, from March 11, 1997 until such registration statement is declared effective and, if clause (ii) applies during the period use is so suspended, in each case payable quarterly in arrears, on March 1, June 1, September 1 and December 1, commencing on the first date for payment after such additional interest begins to accrue.

     7.   VOTING RIGHTS - TRUST PREFERRED SECURITIES.

     (a) Except as provided under Sections 6(b) and 8, under the Trust Indenture Act and as otherwise required by law and the Declaration, the Holders of the Trust Preferred Securities will have no voting rights.

     (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Trust Preferred Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 4.13 of the Indenture, or
(iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; PROVIDED, HOWEVER, that if an Indenture Event of Default has occurred and is continuing then, the Holders of 25% of the aggregate liquidation amount of the Trust Preferred Securities may direct the Institutional Trustee to declare the principal of and interest on the Debentures immediately due and payable; PROVIDED FURTHER that where a consent or action under the Indenture would require the consent or act of the holders of more than a majority of the Holders in principal amount of Debentures affected thereby (a "Super-Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Trust Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any of the actions described in clauses (i), (ii) and (iii) above unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust on account for U.S. Federal income tax purposes. The Holders of a Majority in liquidation amount of the Trust Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or to direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee to exercise the remedies available to it as a Holder of the Debentures. If the Institutional Trustee fails to enforce its rights under the Debentures, a Holder of Trust Preferred Securities, to the fullest extent permitted by law, may institute a legal proceeding directly against the Sponsor to enforce the Institutional Trustee's rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Sponsor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Trust Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Trust Preferred Securities to the extent of any payment made by the Sponsor to such Holder of Trust Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     Any required approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of Holders of Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Trust Preferred Securities will be required for the Trust to redeem and cancel Trust Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Trust Preferred Securities were not outstanding.

     8.   VOTING RIGHTS - COMMON SECURITIES.

     (a) Except as provided under Sections 7(b), (c) and 8 and as otherwise required by law and the Declaration, the Holders of the Common Securities will not have voting rights.

     (b)  The Holders of the Common Securities are entitled, in accordance with
Article 5 of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

     (c) Subject to Section 2.06 of the Declaration and only after any Event of Default with respect to the Trust Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 4.13 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; PROVIDED, HOWEVER, that if an Indenture Event of Default has occurred and is continuing then, the Holders of 25% of the aggregate liquidation amount of the Trust Preferred Securities may direct the Institutional Trustee to declare the principal of and interest on the Debentures immediately due and payable; PROVIDED further that, where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this Section 7(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any of the actions described in clauses (i), (ii) and (iii) above in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may to the fullest extent permitted by law, institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

     Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     9.   AMENDMENTS TO DECLARATION AND INDENTURE.

     (a) In addition to any requirements under Section 12.01 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in
Section 8.01 of the Declaration, then the Holders of outstanding Securities voting together as a single class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities affected thereby; PROVIDED, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Trust Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

     (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Institutional Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent of a Super-Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; PROVIDED FURTHER that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 8(b) unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

     10.  PRO RATA.

     A reference in these terms of the Securities to any distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Trust Preferred Securities pro rata according to the aggregate liquidation amount of Trust Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Trust Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

     11.  RANKING.

     The Trust Preferred Securities rank PARI PASSU and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Trust Preferred Securities.

     12.  LISTING.

     The Regular Trustees shall use their best efforts to permit the Trust Preferred Securities to be designated PORTAL Securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc., relation to trading in the PORTAL Market.

     13.  ACCEPTANCE OF SECURITIES GUARANTEE AND INDENTURE.

     Each Holder of Trust Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Trust Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

     14.  NO PREEMPTIVE RIGHTS.

     The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

     15.  MISCELLANEOUS.

     These terms constitute a part of the Declaration.

     The Sponsor will provide a copy of the Declaration, the Trust Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                     EXHIBIT A-1

                     FORM OF TRUST PREFERRED SECURITY CERTIFICATE

     [IF THE TRUST PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Trust Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary.
This Trust Preferred Security is exchangeable for Trust Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Trust Preferred Security (other than a transfer of this Trust Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

     Unless this Trust Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Trust or its agent for registration of transfer, exchange or payment, and any Trust Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

     Certificate Number:                   Number of Trust Preferred Securities:

                                 CUSIP NO. [        ]


                  Certificate Evidencing Trust Preferred Securities


                                          of


                               Apple South Financing I

     $3.50 Trust Preferred Securities (liquidation amount $50 per Trust Preferred Security)

          [If prior to the Transfer Restriction Termination Date or sale pursuant to an effective registration statement or Rule 144, add legend from Section 9.01(d) of the Declaration.]

     Apple South Financing I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that __________ (the "Holder") is the registered owner of Trust Preferred Securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the $3.50 Term Convertible Securities, Series A (liquidation amount $50 per Trust Preferred Security) (the "Trust Preferred Securities"). The Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of March 11, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Trust Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.
The Holder is entitled to the benefits of the Trust Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Trust Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Trust Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

     Unless the Institutional Trustee's Certificate of Authentication hereon has been properly executed, these Trust Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has executed this certificate this [  ] day
of [   ], 199 .

                                                  Apple South Financing I

                                                  By:
                                                     ---------------------------
                                                  Name:

                                                  Title:  Regular Trustee


                       [FORM OF CERTIFICATE OF AUTHENTICATION]


                INSTITUTIONAL TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Trust Preferred Securities referred to in the within-mentioned Declaration.


Dated: _______ __, 199

FIRST UNION NATIONAL BANK
     OF GEORGIA, as Institutional Trustee         or as Authenticating Agent


By:                                               By:
                                                     ---------------------------
   Authorized Signatory                               Authorized Signatory

                            [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Trust Preferred Security will be fixed at a rate per annum of $3.50 (the "Distribution Rate") of the stated liquidation amount of $50 per Trust Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee.
Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     Except as otherwise described below, distributions on the Trust Preferred Securities will be cumulative, will accrue from March 11, 1997 and will be payable quarterly in arrears, on March 1, June 1, September 1 and December 1 of each year, commencing on June 1, 1997, which payment dates shall correspond to the interest payment dates on the Debentures, to Holders of record at the close of business on the regular record date for such Distribution which shall be the close of business on the Business Day next preceding such Distribution payment date unless otherwise provided in the Declaration. The Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") PROVIDED that no Extension Period shall last beyond the date of the maturity or any redemption date of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Distribution Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Sponsor may further extend such Extension Period; PROVIDED that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity or any redemption date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements.

     The Trust Preferred Securities shall be redeemable as provided in the Declaration.

     The Trust Preferred Securities shall be convertible into shares of Apple South Common Stock, through (i) the exchange of Trust Preferred Securities for a portion of the Debentures and


                                         A1-4

(ii) the immediate conversion of such Debentures into Apple South Common Stock, in the manner and according to the terms set forth in the Declaration.





                                         A1-5

                                  CONVERSION REQUEST


     To: First Union National Bank of Georgia as Institutional Trustee of Apple South Financing I

     The undersigned owner of these Trust Preferred Securities hereby irrevocably exercises the option to convert these Trust Preferred Securities, or the portion below designated, into Common Stock of Apple South, Inc. (the "Apple South Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust, dated as of March ___, 1997 (as amended from time to time, the "Declaration"), by Eric J. Booth, Lansing S. Patterson and Benjamin A. Waites, as Regular Trustees, First Union Bank of Delaware, as Delaware Trustee, First Union National Bank of Georgia, as Institutional Trustee, Apple South, Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the assets of Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Trust Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Trust Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Trust Preferred Securities set forth as Annex I to the Declaration) and
(ii) immediately convert such Debentures on behalf of the undersigned, into Apple South Common Stock (at the conversion rate specified in the terms of the Trust Preferred Securities set forth as Annex I to the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


                                         A1-6

     Date:  _______________, _____

            in whole ____               in part ___

                                             Number of Trust Preferred
                                             Securities to be converted:

                                             ---------------------------

                                             If a name or names other than the
                                             undersigned, please indicate in the
                                             spaces below the name or names in
                                             which the shares of Apple South
                                             Common Stock are to be issued,
                                             along with the address or addresses
                                             of such person or persons



                                             ---------------------------

                                             ---------------------------

                                             ---------------------------

                                             ---------------------------

                                             ---------------------------

                                             ---------------------------


               ------------------------------------

                                   Signature (for conversion only)

                              Please Print or Typewrite Name and Address,
                              Including Zip Code, and Social Security or Other Identifying Number

                              ------------------------------

                                             ---------------------------


                                         A1-7

                                             ---------------------------

                         Signature Guarantee:*
                                              -------------------







-------------------------
     (1)(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership of participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                         A1-8

                                 -------------------
                                      ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     (Insert address and zip code of assignee) and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     agent to transfer this Trust Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

     Date:
            ----------------------

     Signature:
            ----------------------

     (Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)

     SIGNATURE GUARANTEE*



-----------------------
     (1)Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be


                                         A1-9

                         FORM OF CERTIFICATE TO BE DELIVERED
                IN CONNECTION WITH  (I) TRANSFERS OF INTERESTS IN THE
                      TEMPORARY REGULATION S GLOBAL SECURITY AND
                    (II) TRANSFERS OF INTEREST TO NON-U.S. PERSONS


First Union National Bank of Georgia
999 Peachtree Street, N.E.
Suite 1100
Atlanta, Georgia 30309

     Re:  Apple South Financing I (the "Trust")
          TRUST PREFERRED SECURITIES
          -------------------------------------

Dear Sirs or Mesdames:

     In connection with our proposed sale of the number of Trust Preferred Securities designated below, the undersigned owner confirms that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, represents that:

     (1) the offer of the Trust Preferred Securities was not made to a person in the United States;

     (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

     (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.




--------------------------------------------------------------------------------
determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.


                                        A1-10

     You and the Trust are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

     Date: ___________, ____


                                   Very truly yours,

                                   [Name of Transferor]


                                   By:
                                       --------------------------
                                       Authorized Signature


                                   Number of Trust Preferred Securities
                                    to be sold:


                                   ---------------------------


                                   Please Print or Typewrite Name and Address,
                                   Including Zip Code, and Social Security or
                                   Other Identifying Number:

                                   ---------------------------
                                   ---------------------------
                                   ---------------------------



                                        A1-11

[FORM OF ASSIGNMENT FOR DEFINITIVE TRUST PREFERRED SECURITY]


For value received ___________________ hereby sell(s), assign(s) and transfer(s) unto__________________________________
                         (Please insert social security or other
                         taxpayer identification number of assignee.)

the within security and hereby irrevocably constitutes and appoints ______________ attorney to transfer the said security on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within security occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such security is being transferred:


     [ ]  To Apple South, Inc. or a subsidiary thereof; or


     [ ] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or


     [ ] To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

     [ ] Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or


     [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

     [ ]  The transferee is an Affiliate of the Company.


Dated:
       -----------------------------



                                        A1-12

                                             -----------------------------

                                             -----------------------------

Signature(s)

                              Signature(s) must be guaranteed by
                              a commercial bank or trust company
                              or a member firm of a major stock
                              exchange.



                              Signature Guarantee


NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Security in every particular without alteration or enlargement or any change whatever.





                                        A1-13

                                                                      SCHEDULE I

                   Changes to Number of Trust Preferred Securities
                                 in Global Security



--------------------------------------------------------------------------------
 Date   Number of Trust Preferred    Remaining Trust Preferred    Notation
------- Securities by which this     Securities Represented by    Made by
        Global Security Is To Be     this Global                  -------
        Reduced or Increased, and    Security
        Reason for Reduction         ----------------
        or Increase
        --------------------

--------------------------------------------------------------------------------

 -----  ------------------------     -----------------------      -----------
--------------------------------------------------------------------------------

 -----  ------------------------     -----------------------      -----------
--------------------------------------------------------------------------------

 -----  ------------------------     -----------------------      -----------
--------------------------------------------------------------------------------


 -----  ------------------------     -----------------------      -----------
--------------------------------------------------------------------------------

 -----  ------------------------     -----------------------      -----------
--------------------------------------------------------------------------------

 -----  ------------------------     -----------------------      -----------
--------------------------------------------------------------------------------

 -----  ------------------------     -----------------------      -----------
--------------------------------------------------------------------------------

 -----  ------------------------     -----------------------      -----------
--------------------------------------------------------------------------------

                                     EXHIBIT A-2
                         FORM OF COMMON SECURITY CERTIFICATE

Certificate Number:                                 Number of Common Securities:

                       Certificate Evidencing Common Securities
                                          of
                               Apple South Financing I


                               $3.50 Common Securities
                     (liquidation amount $50 per Common Security)

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD UNLESS SUCH OFFER AND SALE ARE REGISTERED UNDER OR ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. THE TRANSFER OF THE SECURITY EVIDENCED HEREBY IS ALSO SUBJECT TO THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.

Apple South Financing I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the $3.50 Common Securities (liquidation amount $50 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of March 11, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.
The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.


                                         A2-1

By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ___________, 199__.

                                   Apple South Financing I

                                   By:
                                      --------------------------------

                                   Name:

                                   Title:  Regular Trustee






                                         A2-2

                            [FORM OF REVERSE OF SECURITY]

Distributions payable on each Common Security will be fixed at a rate per annum of $3.50 (the "Distribution Rate") of the stated liquidation amount of $50 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from March 11, 1997 and will be payable quarterly in arrears, on March 1, June 1, September 1 and December 1 of each year, commencing on June 1, 1997, which payment dates shall correspond to the interest payment dates on the Debentures, to Holders of record at the close of business on the regular record date for such Distribution which shall be the close of business on the Business Day next preceding such Distribution payment date unless otherwise provided in the Declaration. The Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") PROVIDED that no Extension Period shall last beyond the date of maturity of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Distribution Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Sponsor may further extend such Extension Period; PROVIDED that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the date of maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements.

The Common Securities shall be redeemable as provided in the Declaration.

The Common Securities shall be convertible into shares of Apple South Common Stock, through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate


                                         A2-3
conversion of such Debentures into Apple South Common Stock, in the manner and according to the terms set forth in the Declaration.






                                         A2-4

                                  CONVERSION REQUEST

To:    First Union National Bank of Georgia
       as Institutional Trustee of
       Apple South Financing I

     The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Common Stock of Apple South, Inc. (the "Apple South Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust dated as of March 11, 1997 (as amended from time to time, the "Declaration"), by Eric J. Booth, Lansing S. Patterson and Benjamin A. Waites, as Regular Trustees, First Union National Bank of Georgia, as Institutional Trustee, First Union Bank of Delaware, as Delaware Trustee, Apple South, Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Apple South Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


                                         A2-5

     Date:  _____________, _____

     in whole ___   in part ___

                                        Number of Common Securities to be
                                        converted: _______________

                                        If a name or names other than the
                                        undersigned, please indicate in the
                                        spaces below the name or names in which
                                        the shares of Apple South Common Stock
                                        are to be issued, along with the address or addresses of such person or persons

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Signature (for conversion only)

                                        Please Print or Typewrite Name and
                                        Address, Including Zip Code, and Social
                                        Security or Other Identifying Number


                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                         A2-6

                    Signature Guarantee:*
                                          -------------------------














----------------------
     1(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                         A2-7

                                 -------------------
                                      ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Insert address and zip code of assignee) and irrevocably appoints ________________________________________

     _____________________________________ agent to transfer this Common
Security Certificate on the books of the Trust. The

     agent may substitute another to act for him or her.

     Date:
           ------------------

     Signature:
                ----------------
     (Sign exactly as your name appears on the other side of this Common Security Certificate)
     Signature Guarantee*:
                           ------------------------------------------


--------------------------
     1(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be


                                         A2-8

                         [FORM OF ASSIGNMENT FOR SECURITY OR
                    COMMON STOCK ISSUABLE UPON CONVERSION THEREOF]

     For value received ___________________ hereby sell(s), assign(s)

     and transfer(s) unto__________________________________

                              (Please insert social security or other
                              taxpayer identification number of assignee.)

     the within security and hereby irrevocably constitutes and appoints ______________ attorney to transfer the said security on the books of the Company, with full power of substitution in the premises.

     In connection with any transfer of the within security occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such Security is being transferred:

          / /  To Apple South, Inc. or a subsidiary thereof; or

          / / Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

          / / To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

          / / Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

          / / Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;






--------------------------------------------------------------------------------
determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                         A2-9
               and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

          / /  The transferee is an Affiliate of the Company.

     Dated:
            --------------------------------


                                                  ------------------------------


                                                  ------------------------------
     Signature(s)

                                        Signature(s) must be guaranteed by
                                        a commercial bank or trust company
                                        or a member firm of a major stock
                                        exchange.

                                        Signature Guarantee


     NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Security in every particular without alteration or enlargement or any change whatever.



                                      EXHIBIT B

                                SPECIMEN OF DEBENTURE










                                        A2-10

                                      EXHIBIT C

                                  PURCHASE AGREEMENT











                                         C-1